Exhibit 99.1 Lender Presentation April 2022 MKS Instruments,Inc.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the proposed acquisition (the “Acquisition”) by MKS Instruments, Inc. (“MKS”) of Atotech Limited (“Atotech”), the ability to close the transaction, the impact of geopolitical events in Russia and Ukraine on operations, future financial and operating results and metrics for the combined company, benefits and synergies of the Acquisition, future opportunities for the combined company and other future expectations, beliefs, goals, plans or prospects. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward- looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to obtain the required regulatory approval of China's State Administration for Market Regulation and meet other closing conditions required to complete the Acquisition, including the sanction of the Royal Court of Jersey, manufacturing and sourcing risks, including the impact and duration of supply chain disruptions, component shortages and price increases; the terms of MKS' existing loan facilities; the terms and availability of financing for the Acquisition; the substantial indebtedness MKS expects to incur in connection with the Acquisition and the need to generate sufficient cash flows to service and repay such debt; MKS’ entry into Atotech’s chemicals technology business, in which MKS does not have experience and which may expose it to significant additional liabilities; risk of litigation relating to the Acquisition; unexpected costs, charges or expenses resulting from the Acquisition; the risk that disruption from the Acquisition materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the Acquisition that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the Acquisition, including the risk that the anticipated benefits from the Acquisition may not be realized within the expected time period or at all; competition from larger or more established companies in MKS’ and Atotech’s respective markets; the ability of MKS to successfully grow its business and the businesses of Atotech, Photon Control Inc., which MKS acquired in July 2021, and Electro Scientific Industries, Inc., which MKS acquired in February 2019; potential adverse reactions or changes to business relationships resulting from the pendency or completion of the Acquisition; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the ability to anticipate and meet customer demand, the challenges, risks and costs involved with integrating the operations of the companies MKS acquires; the impact of the COVID-19 pandemic; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management, and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent reports, and Atotech’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and any subsequent reports on Form 6-K, each as filed with the U.S. Securities and Exchange Commission. Projections, forecasts and assumptions as to future events are subject to significant uncertainties and contingencies (especially in light of impacts from COVID-19), many of which are beyond MKS’ control. In addition, MKS does not currently control the operations of Atotech, and the information underlying the assumptions and forecasts with respect thereto is consequently more limited. As a result, no assurance can be given that any calculations, projections, or forecasts will be realized. Actual results during the periods covered by the projections and calculations that follow may differ significantly from the forecasted results and such differences may be material. MKS and Atotech are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. MKS PROPRIETARY

FINANCIAL INFORMATION; USE OF NON-GAAP AND NON-IFRS FINANCIAL MEASURES Financial Information; Presentationof Pro Forma Combined Information Except as otherwise indicated, all financial information of MKS has been reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and all financial information of Atotech has been reported in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. The pro forma combined financial information in this presentation has not been prepared in accordance with Article 11 of Regulation S-X but rather represents a combination of MKS’ results with the results of Atotech and Photon Control. Except as otherwise stated herein, Atotech financial information has not been reconciled (a) from IFRS to GAAP in accordance with Regulation S-X or (b) to the accounting policies followed by MKS. Pro forma combined financial information pursuant to Article 11 of Regulation S-X and pro forma combined financial information prepared using Atotech’s financial information reconciled to GAAP could differ materially from the combined information presented herein. Uses of Non-GAAP and Non-IFRS Measures This presentation also includes MKS and Atotech financial measures that are not in accordance with GAAP (“Non-GAAP financial measures”) and Atotech financial measures that are not in accordance with IFRS (“Non-IFRS financial measures”), including, without limitation, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA less Capex, free cash flow, Non-GAAP adjusted gross profit, and Non-GAAP gross margin. These Non-GAAP financial measures and Non-IFRS financial measures should be viewed in addition to, and not as a substitute for, MKS’ and Atotech’s reported GAAP and IFRS results, and may be different from Non-GAAP financial measures and Non-IFRS financial measures used by other companies. MKS management believes the presentation of these Non-GAAP financial measures and Non-IFRS financial measures is useful for comparing prior periods and analyzing ongoing business trends and operating results of both MKS and Atotech. In addition, certain Non-IFRS measures of Atotech and pro forma Non-GAAP measures of the combined company are presented with certain adjustments to align with GAAP and MKS financial reporting. Please see the Appendix at the end of this presentation for reconciliations of MKS’ Non-GAAP financial measures, Atotech’s Non- IFRS financial measures to the comparable GAAP and IFRS financial measures and such other adjustments. MKS PROPRIETARY 3

Today’s Presenters John T. C. Lee Seth H. Bagshaw President & Senior Vice President, Chief Executive Officer Chief Financial Officer & Treasurer 14+ years at MKS 16+ years at MKS MKS PROPRIETARY 4

Transaction Overview

- On July 1st, 2021, MKS Instruments, Inc. ("MKS") announced it entered into an agreement to acquire Atotech, Ltd. ("Atotech") for an equity value of ~$5.1B[(1)]
  - $16.20 in cash per share and 0.0552 of a share of MKS common stock for each Atotech common share
  - On April 1st, 2022, MKS and Atotech agreed to extend the Implementation Agreement long-stop date to September 30, 2022 with no change to the purchase consideration
- The revised financing to support the acquisition is comprised of:
  - US$500M 5-year senior secured revolving credit facility
  - US$1,000M 5-year senior secured Term Loan A
  - US$3,810M 7-year senior secured Term Loan B
  - EUR€400M 7-year senior secured Term Loan B
- Based on 12/31/21 LTM pro Forma Adj. EBITDA of $1,349M, pro forma leverage will be 3.89x and 3.27x gross and net, respectively

[(1)] *Based on MKS share price as of 07/01/2021*

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Sources & Uses and Pro Forma Capitalization

Sources of funds	($M)
Cash from Balance Sheet	$576
Equity to Atotech shareholders[1]	1,625
New Term Loan A	1,000
New USD Term Loan B	3,810
New EUR Term Loan B	443
Total sources	**$7,454**

Uses of funds	($M)
Purchase of equity[1]	$4,824
Refinance MKS debt	824
Refinance Atotech debt	1,570
Total transaction fees and OID	236
Total uses	**$7,454**

Pro forma capitalization

Capitalization ($M)	Tenor	Amount	x LTM 12/31/21 Adj. EBITDA	% cap
Cash & Marketable Securities		$839[2]		
New $500M Revolving Credit Facility	**5 years**	**-**		
New Term Loan A	**5 years**	**1,000**		
New USD Term Loan B	**7 years**	**3,810**		
New EUR Term Loan B	**7 years**	**443[3]**		
Total debt		**$5,253**	**3.89x**	**34.5%**
Total net debt		**$4,414**	**3.27x**	
Market value of equity		9,953[1],[4]		65.5%
Total capitalization		**$15,206**		
Adj. EBITDA			**$1,349[5]**	

[1] Based on MKS share price as 3/31/2022; [2] Pro forma cash, cash equivalents and short-term investments as of 12/31/21 less cash from the balance sheet used as a source of funds for the transaction; [3] Based on a EUR/USD exchange rate of 1.1067 [4] Pro forma diluted shares outstanding include approx. 55.5M existing MKS shares and approx. 10.8M additional MKS shares to be issued to Atotech shareholders; [5] Includes $55M of expected annualized run-rate synergies. See appendix for a bridge to Non-GAAP pro forma Adjusted EBITDA.

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Summary Terms and Conditions

Borrower	MKS Instruments, Inc. (the "Borrower")
Guarantors	Borrower's direct and indirect domestic material subsidiaries, subject to exceptions usual and customary for transactions of this type (no change)
Security	▪ Perfected first lien priority security interest on substantially all assets of the Borrower and Guarantors ▪ 65% of the voting capital stock, and 100% of the non-voting capital stock, of any first-tier foreign subsidiary (no change)

	Facility	Amount	Tenor	Price talk	Amortization
Facility	Revolver	$500M	5 years	S + CSA[1] + 250 / 0.00% Floor / 99.75 OID	N/A
	Term Loan A	$1,000M	5 years	S + CSA[1] + 250 / 0.00% Floor / 99.75 OID	5% / 5% / 7.5% / 7.5% / 10.0%
	USD Term Loan B	$3,810M	7 years	S + CSA[1] + 300 / 0.50% Floor / 98.0 OID	1% per annum; bullet at maturity
	EUR Term Loan B	€400M	7 years	E+325 / 0.00% Floor / 98.0 OID	1% per annum; bullet at maturity

Ticking fees	▪ USD Term Loan B: 0+ days: S + CSA[1] + Margin / 0.50% Floor, only payable if the deal closes ▪ EUR Term Loan B: 0+ days: E + Margin / 0.00% Floor, only payable if the deal closes
Call protection	▪ Revolver: None ▪ Term Loan A: None ▪ Term Loan Bs: 101 soft call for 12 months
Mandatory prepayments	Usual and customary for transactions of this type
Financial covenants	▪ Revolver and Term Loan A: – Total Net Leverage Ratio: 5.50x with 0.25x step-downs per year – Cap on cash netting: For purposes of Maintenance Financial Covenant only, $800 million while TLA outstanding; unlimited cash netting once TLA is repaid – Covenant step-up: 0.50x from the then applicable Total Net Leverage Ratio Covenant for a material acquisition (not to exceed 5.50x), effective for 4 quarters after the acquisition – Once TLA is repaid, reverts to springing covenant applicable only when 35% outstanding under the revolver ▪ Term Loan Bs: None
Negative covenants	Usual and customary for transactions of this type
Admin Agent	J.P. Morgan
Joint Lead Arrangers	J.P. Morgan, Barclays, Bank of America, HSBC, Citi, Mizuho

Note: A fulsome marketing term sheet and credit agreement will be posted to Syndtrak. [1] CSA of 10/15/25

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Financing Timeline April 2022 S M T W T F S 2 1 3 4 5 6 7 8 9 15 10 11 12 13 14 16 19 20 17 18 21 22 23 24 25 26 27 28 29 30 Key transaction date Date Event th n Global lender call at 10am ET April 5 th n Term Loan A and Term Loan B commitments due at 10am ET April 8 n Closing and funding following satisfaction of closing conditions, including receipt of regulatory Thereafter approval from China and sanction of Royal Court of Jersey MKS PROPRIETARY 8

Strategic Rationale John T.C. Lee

MKS: 60 Years of Leadership in Enabling Miniaturization The Next Frontier in Miniaturization and Complexity is the Interconnection of chips, sensors, and devices ● Broadens MKS’ capabilities in Advanced Markets ‒ Atotech is a global leader in electronics chemistry ● Positions MKS to accelerate customer roadmaps ‒ Together the companies can optimize the interplay between chemical processes and via drilling to solve challenges on next- generation architectures ● Strengthens MKS’ financial profile ‒ Transaction adds attractive consumables revenue stream and opens new growth opportunities MKS PROPRIETARY 10

Chemistry Is Critical Enabler in the Markets MKS Serves

Semiconductor		Advanced Markets
Smaller Geometries (nm)	⟵ MINIATURIZATION ⟶	Finer Features (µm)
Vertical Scaling	⟵ COMPLEXITY ⟶	Higher Density
Novel Materials	⟵ CHEMISTRY ⟶	Novel Materials



Surround the Chamber®

➔ **PROVEN PLAYBOOK** ➔



Surround the Workpiece®

Optimization of the Interconnect is the Next Frontier for Miniaturization and Complexity

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Diversifies Revenue & Provides Recurring Stable Cash Flows MKS Standalone Pro Forma $4.4B $2.9B Total Revenue Semiconductor Semiconductor 38% 41% 59% Revenue mix Advanced Markets 62% Advanced Markets 13% Consumables Services 29% Services Equipment Revenue streams 61% 10% 87% Equipment Revenue contribution Revenue contribution 27% 18% from AMAT/LAM from AMAT/LAM Customer concentration % Non-GAAP Gross % Adj. Gross margin 47% 48% margin (1) Profitability (2) (2) Adj. EBITDA / Margin Adj. EBITDA / Margin $0.88B / 30% $1.35B / 30% (1) Note: Based on LTM 12/31/2021 results. See Appendix for Atotech adjustments and reconciliations for MKS Non-GAAP Gross margin and Adj. EBITDA; Atotech FY 2021 gross profit includes adjustments to align with (2) MKS financial reporting. Atotech FY 2021 Adj. EBITDA adjusted from IFRS to GAAP basis; Pro forma FY 2021 Adj. EBITDA include $55M of expected annualized run-rate synergies. Reduces Exposure to Semiconductor Market to ~40% and Adds Recurring Revenue With Strong Profitability MKS PROPRIETARY 12

Update on Regulatory Approval and Q4 2021 Performance

Update on China Regulatory Approvals ● MKS has agreed with Atotech to extend the date for completing MKS’ previously announced and pending acquisition of Atotech to September 30, 2022 from March 31, 2022 ‒ At the request of China’s State Administration for Market Regulation (“SAMR”), we filed the extension to allow additional time for regulatory approval ‒ MKS and Atotech have been and continue to be actively engaged in constructive dialogue with SAMR ‒ The transaction received approval by December 2021 from all 12 other required global antitrust regulatory authorities for which approval is a condition to closing ● Completion of the transaction, which is to be effected by means of a scheme of arrangement under the laws of the Bailiwick of Jersey, is also subject to obtaining the required sanction by the Royal Court of Jersey and the satisfaction of customary closing conditions MKS CONFIDENTIAL 14

MKS Performance Update ● MKS reported a record year of revenue and profitability despitewell-known global challenges in 2021. Fourth quarter 2021 results included: – Net revenues were a record $764 million, up 16% year-over-year and up 3% sequentially – Net revenues in the Semiconductor Market set another record at $495 million, up 26% year-over-year and up 1% sequentially, reflecting broad-based demand – Net revenues in Advanced Markets were $269 million, up 1% year-over-year and up 6% sequentially – Net revenue split between Semiconductor and Advanced Markets was 65% and 35%, respectively – Gross margin was 46.4%, which exceeded the midpoint of guidance by 40 basis points and grew 70 basis points year- over-year – Adjusted EBITDA was $228 million, resulting in adjusted EBITDA margin of 30% ● MKS’ exposure to Ukraine and Russia is immaterial to operations and financial results, and is expected to be immaterial on a combined company basis as well MKS CONFIDENTIAL 15

Atotech Performance Update ● Atotech earned record revenue in the fourth quarter driven by strong growth in advanced electronics chemistry and equipment solutions ● Total revenue was $387 million for the fourth quarter of 2021, an increase of 6% over the prior-year period. Total organic revenue, which reflects total revenue excluding the impact of FX and palladium, increased 7% ● Electronics: Revenue for the fourth quarter of 2021 in the Electronics segment was $254 million, an increase of 9% over the prior-year period. Total organic revenue grew 11%, consisting of 6% chemistry organic growth and a 32% increase in equipment organic revenue – The global build-out of productioncapacity for high-end applications translated into strong demand for Atotech equipment ● General Metal Finishing: Revenue for the fourth quarter of 2021 in the GMF segment was $133 million, a decrease of 0.3% over the prior-year period. Total organic GMF revenue increased 1%, consisting of a 3% decline in chemistry organic revenue and 146% growth in organic revenue for equipment. – The decline in chemistry organic revenue was primarily due to a high comparison base in Q4 2020 after a strong recovery from the pandemic-depressed markets at the end of 2020, and continued impact of the chip shortage to automotiveproductionworldwide. ● Adjusted EBITDA was $118 million for the fourth quarter of 2021, an 11% increase over the prior-year period, reflecting the chemistry organic volume growth and a strong equipment business with many deliveries before year-end MKS CONFIDENTIAL 16

Combined Pro Forma Financial Profile Revenue Adj. Gross profit (Non-GAAP) $inmillions MKS Atotech $4,449 % PF growth MKS Atotech % PF margin $2,122 $3,564 $1,709 $1,499 $3,088 $742 $1,518 $1,234 $655 $1,188 $680 $2,950 $1,380 $2,330 $1,054 $1,900 $838 2019 2020 2021 2019 2020 2021 (6)% 15% 25% 49% 48% 48% Capex Adj. EBITDA (Non-GAAP) MKS Atotech % PF margin MKS Atotech % PF Revenue $1,294 $108 $109 $97 $416 $917 $24 $22 $750 $34 $320 $337 $87 $879 $85 $64 $597 $413 2019 2020 2021 2019 2020 2021 24% 26% 29% 3% 3% 2% Note: Atotech historical reported gross profit includes adjustments to align with MKS financial reporting. Atotech historical reported Adj. EBITDA and capex adjusted from IFRS to GAAP basis. See Appendix for Atotech’s financial adjustments and reconciliations for MKS Non-GAAP financial measures. MKS PROPRIETARY 17

MKS Historical Financial Performance (1) Revenue Gross margin (Non-GAAP) ($ in millions) % grow th 47% $2,950 45% 44% $2,330 $1,900 2019 2020 2021 2019 2020 2021 (8)% 23% 27% (1) (1),(2) Adj. EBITDA (Non-GAAP) Free cash flow (Non-GAAP) $879 ($ in millions) ($ in millions) % margin $553 $597 $428 $413 $181 2019 2020 2021 2019 2020 2021 22% 26% 30% (1) Note: 2019 and 2020 financials exclude Photon Control. 2021 financials include impact of Photon Control post close of acquisition on July 15, 2021; Non-GAAP financial measure. See appendix for reconciliations; (2) Free cash flow is net cash provided by operating activities less purchase of property plant and equipment. MKS PROPRIETARY 18

Atotech Historical Financial Performance (IFRS Basis) Revenue Gross Margin (Excluding Depreciation & Amortization) ($ in millions) % grow th $1,499 59% 55% $1,234 $1,188 51% 2019 2020 2021 2019 2020 2021 (2)% 4% 21% (1) (1)(2) Adj. EBITDA (IFRS-basis) Adj. EBITDA less Capex % margin ($ in millions) ($ in millions) $458 $436 $380 $364 $347 $340 2019 2020 2021 2019 2020 2021 32% 29% 31% (1) (2) Non-IFRS financial measures. See appendix for reconciliations; Adj. EBITDA less plant and equipment additions plus Proceeds from disposals of property, plant and equipment. MKS PROPRIETARY 1 9

Appendix

Bridge to Pro Forma 2021 Adjusted EBITDA Pro forma EBITDA (in millions) $794.0 $358.4 $1,152.3 Stock-based compensation 36.7 - 36.7 COVID-19related net adjustment - 0.9 0.9 Acquisition and integration costs 29.8 - 29.8 Restructuring and other 11.1 (0.6) 10.5 Transaction related costs - 19.9 19.9 Currency hedge loss 6.9 - 6.9 Foreign exchange loss, net - (13.0) (13.0) Management fee - 2.6 2.6 Non-cash adjustments - 89.8 89.8 Adj. EBITDA $878.5 $458.0 1,336.5 (10.2) (10.2) IFRS-16 depreciation - Capitalized R&D Expense - (25.6) (25.6) Other adjustments - (6.6) (6.6) Adj. EBITDA (inc. IFRS to GAAP adjustments) $878.5 $415.6 $1,294.1 Estimated run-rate synergies 55.0 Adj. EBITDA (inc. estimated run-rate synergies) $1,349.1 %Adj.EBITDAmargin(inc. estimated run-ratesynergies) 30% MKS PROPRIETARY 21

MKS Adj. Gross Margin Reconciliation (GAAP to Non-GAAP) (in millions) 2019 2020 2021 Gross Profit $830.4 $1,049.5 $1,380.2 COVID-19 related net costs – 0.3 - Acquisitioninventorystep-up 7.6 – – Inventory charge related to exit of productgroups – 3.9 - Non-GAAP Adj. Gross profit $838.0 $1,053.7 $1,380.2 Non-GAAP Adj. Gross margin 44.1% 45.2% 46.8% MKS PROPRIETARY 22

MKS Adj. EBITDA Reconciliation (GAAP to Non-GAAP) (in millions) 2019 2020 2021 Q4 2021 Net income $140.4 $350.1 $551.4 $150.2 Interestexpense, net 38.7 27.7 24.8 6.1 Provisionfor income taxes 37.4 72.9 114.1 28.4 Depreciation 41.3 44.0 48.4 12.8 Amortization 67.4 55.2 55.3 15.2 EBITDA $325.2 $549.9 $794.0 $212.7 Stock-based compensation 28.2 28.6 36.7 8.9 COVID-19 related net credits – (0.9) - - Acquisitionand integration costs 37.3 3.8 29.8 9.0 Acquisitioninventorystep-up 7.6 – - - Inventory charge related to exit of productgroups – 3.9 - - Fees and expenses relating to re-pricing of term loan facility 6.6 – - - Restructuring and other 7.0 9.4 11.1 1.2 Asset impairment 4.7 2.3 - - Gain on sale of long-lived assets (6.8) – - - Other adjustments 3.4 – 6.9 (3.4) Adjusted EBITDA $413.2 $597.0 $878.5 $228.4 %AdjustedEBITDAmargin 21.7% 25.6% 29.8% 29.9% MKS PROPRIETARY 23

MKS Free Cash Flow Reconciliation (GAAP to Non-GAAP) (in millions) 2019 2020 2021 Net cash provided by (used in) operating activities $244.5 $513.2 $639.5 Less: Purchase of property, plant and equipment 63.9 84.9 86.7 Free cash flow $180.6 $428.3 $552.8 MKS PROPRIETARY 24

Atotech Adj. EBITDA Reconciliation (IFRS to Non-IFRS) (in millions) 2019 2020 2021 Q4 2021 Consolidated net income (loss) $7.6 $(289.4) $7.5 $30.1 Interestexpense, net 148.1 142.0 97.2 9.9 Income taxes 54.8 64.3 76.6 18.7 Depreciation andamortization (excluding impairment charges) 165.4 166.4 177.1 45.0 EBITDA $375.9 $83.3 $358.4 $103.8 Non-cash adjustments (10.2) 250.7 89.8 4.9 Gain on disposal of fixed asset (6.1) — — — Foreignexchange (gain) loss, net (2.4) 14.8 (13.0) 1.8 Restructuring 13.4 2.5 (0.6) (0.2) Transaction relatedcosts 7.1 7.6 19.9 5.7 Managementfee 2.4 2.7 2.6 1.2 COVID-19 adjustment — 2.2 0.9 0.3 Adj. EBITDA (IFRS-basis) $380.1 $363.9 $458.0 $117.6 %Adj.EBITDAmargin 32.0% 29.5% 30.5% 30.4% MKS PROPRIETARY 25

Atotech Financial Adjustments (in millions) 2019 2020 2021 Revenue $1,187.8 $1,234.3 $1,499.2 Reported gross profit (ATC-basis) $699.6 $676.3 $767.4 Reported gross margin(ATC-basis) 59% 55% 51% Less: Depreciation Reallocated to COGS (11.9) (11.2) (14.8) Less: ExternalWarehousing CostReallocated to COGS (7.6) (10.2) (10.6) Adjusted gross profit (MKS-basis) $680.1 $654.9 $742.0 Adjustedgrossmargin(MKS-basis) 57% 53% 49% Adj. EBITDA (IFRS and ATC-basis) $380.1 $363.9 $458.0 Adj. EBITDA margin (IFRS and ATC-basis) 32% 29% 31% Less: IFRS-16 depreciation (16.3) (9.6) (10.2) Less: Capitalized R&D Expense (27.0) (22.8) (25.6) Less: Other adjustments - (11.4) (6.6) Adjusted EBITDA (GAAP and MKS-basis) $336.9 $320.0 $415.6 AdjustedEBITDAMargin(GAAPandMKS-basis) 28% 26% 28% Intangible assets and PPE Additions, net of disposals (IFRS-basis) $66.0 $52.6 $51.0 Less: Intangible assets additions (32.5) (29.1) (29.0) Capex, net of disposals (IFRS-basis) $33.5 $23.5 $22.1 $380.1 $363.9 $458.0 Adj. EBITDA (IFRS and ATC-basis) Less: Capex, net of disposals (IFRS-basis) (33.5) (23.5) (22.1) Adj. EBITDA less Capex $346.6 $340.4 $435.9 MKS PROPRIETARY 26

Pro Forma Schedule (in millions) 2019 2020 2021 MKS Revenue 1,900 2,330 2,950 Atotech Revenue 1,188 1,234 1,499 Total Revenue $3,088 $3,564 4,449 %Growth (6%) 15% 25% MKS Adj. Gross Profit (Non-GAAP) 838 1,054 1,380 Atotech Adj. Gross Profit (MKS-basis) 680 655 742 Total Adj. Gross Profit $1,518 $1,709 2,122 %GrossMargin 49% 48% 48% MKS Adj. EBITDA (Non-GAAP) 413 597 879 Atotech Adj. EBITDA (GAAP and MKS-basis) 337 320 416 Total Adj. EBITDA $750 $917 1,294 %TotalAdj.EBITDAMargin 24% 26% 29% Estimated run-rate synergies 55 Total Adj. EBITDA (inc. estimated run-rate synergies) 1,349 TotalAdj.EBITDAMargin 30% MKS Capex (Purchase of property, plant and equipment) 64 85 87 Atotech Capex, net of disposals (GAAP-basis) 34 24 22 Total Capex $97 $108 $109 %Revenue 3% 3% 2% MKS PROPRIETARY 27